SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


WE ARE AMENDING FORM 8-K FILED ON JUNE 6, 1995, DUE TO INCORRECT
CORPORATE NAME BEING INCLUDED IN ADDRESS AND ON SIGNATURE LINE.

                               AMENDMENT NO. 1

                                   FORM 8-K/A

                                CURRENT REPORT



                      Pursuant to Section 13 of 15(d) of
                     the Securities Exchange Act of 1934

                     ____________________________________


     Date of Report (Date of earliest event reported):  June 6,
1995


                  CATERPILLAR FINANCIAL SERVICES CORPORATION
              (Exact name of Registrant as specified in charter)



                               Delaware
                         (State or other jurisdiction
                              of incorporation)



       0-13295                                       37-1105865


(Commission File Number)                       (IRS Employer I.D.
No.)



3322 West End Avenue, Nashville, TN                    37203-1071
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:
(615)386-5800





                   Page 1 of 60 Sequentially Numbered Pages

            Exhibit Index on Sequentially Numbered Page 4


Item 5.  Other Events

     In connection with its medium-term note program, the Company executed a Distribution Agreement, dated June 5, 1995, with Goldman,
Sach & Co., Lehman Brothers Inc. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporation, providing for the sale from time to time of up to $2,000,000,000 aggregate principal amount of its Medium-Term Notes, Series E (the "Notes") through one or more of such firms as agents. The Notes are to be issued under an Indenture dated as of April 15, 1985, as supplemented, between the
Company and BankAmerica National Trust Company.

Item 7.  Financial Statements, Pro Forma
         Financial Information and Exhibits

               (c) Exhibits

               Exhibit
               Number              Description

                 1.    Distribution Agreement dated June 5, 1995

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                       CATERPILLAR FINANCIAL SERVICES CORPORATION




                            By    /s/ Frank C. Carder
                                      Frank C. Carder
                                        Treasurer



DATE:  June 6, 1995

                                EXHIBIT INDEX




Sequentially
Exhibit                                                  Numbered
Number                   Description                       Page




1.        Distribution Agreement Dated June 5, 1995          5